Exhibit 10.1
TENTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
THIS TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Tenth Amendment to Third Amended and Restated Credit Agreement", or this "Amendment") is entered into as of May ___, 2016, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company ("Borrower"), CITIBANK, N.A., as Administrative Agent and L/C Issuer (the "Administrative Agent"), and the financial institutions party hereto (the "Lenders").
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 30, 2011, and as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011, and as amended by a Second Amendment to Third Amended and Restated Credit Agreement dated as of June 29, 2012, and as amended by a Third Amendment to Third Amended and Restated Credit Agreement dated as of December 31, 2012, and as amended by a Fourth Amendment to Third Amended and Restated Credit Agreement dated as of April 16, 2013, and as amended by a Fifth Amendment to Third Amended and Restated Credit Agreement dated as of November 5, 2013, and as amended by a Sixth Amendment to Third Amended and Restated Credit Agreement dated as of April 30, 2014, and as amended by a Seventh Amendment to Third Amended and Restated Credit Agreement dated as of October 30, 2014, and as amended by an Eighth Amendment to Third Amended and Restated Credit Agreement dated as of June 3, 2015, and as amended by a Ninth Amendment to Third Amended and Restated Credit Agreement dated as of November 6, 2015 (collectively, the "Original Credit Agreement").
B.    Borrower has requested certain amendments to the Original Credit Agreement as set forth herein. Accordingly, the parties hereto desire to amend the Original Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment or the Modification Papers, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
"Effective Date" means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).
"Modification Papers" means this Amendment, the Guaranty/Debtor Confirmation Letters and each of the other certificates, documents and agreements executed in connection with the transactions contemplated by this Amendment.
2.
    Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions:
(a)
    Tenth Amendment to Third Amended and Restated Credit Agreement. This Amendment shall be executed and delivered by the Borrower and the Required Lenders.
(b)
    Guaranty/Debtor Confirmation Letters. The Administrative Agent shall have received a letter (each, a "Guaranty/Debtor Confirmation Letter") executed by each Loan Party (other than Borrower) in favor of Administrative Agent confirming that the Security Instruments previously executed by it remain in full force and effect to secure or guaranty, as applicable, the Obligations, as modified by this Agreement.
(c)
    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
(d)
    Representations and Warranties. Administrative Agent shall have received a certificate to the effect that all representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects) with the same force and effect as though such representations and warranties have been made on and as of the Effective Date except to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects) as of such earlier date.
(e)
    No Event of Default. No Default or Event of Default exists or will exist as a result of the execution of this Amendment.
3.
    Amendments to Original Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof, on and as of the Effective Date:
(a)
    Section 1.02 of the Original Credit Agreement shall be amended by adding the following definitions in alphabetical order thereto:
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
"Liquidity" means, as of any date of determination, the sum of (a) unrestricted cash and cash equivalents of the Borrower on such date (including cash and cash equivalents held in an account subject to the Administrative Agent’s Lien securing the Obligations), plus (b) the Available Funds on such date, provided that if a Borrowing Base Deficiency exists on such date, "Liquidity" means (x) unrestricted cash and cash equivalents of the Borrower on such date (including cash and cash equivalents held in an account subject to the Administrative Agent’s Lien securing the Obligations) minus (y) the Borrowing Base Deficiency on such date.
"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)
    The following definition in Section 1.02 shall be amended and restated to read in its entirety as follows:
"Lender Insolvency Event" means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator, or a similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation, or any other state or federal regulatory authority acting in such a capacity, has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment or (iii) such Lender or its Parent Company has become the subject of a Bail-In Action, provided that a Lender Insolvency Event shall not occur solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or its Parent Company by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender; provided further that a Lender Insolvency Event shall not occur solely by virtue of the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or its Parent Company under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation).
(c)
    Article VII of the Original Credit Agreement shall be amended to insert a new Section 7.26 immediately after Section 7.25 thereof to read in its entirety as follows:
Section 7.26.    Neither the Parent, the Borrower, nor any Subsidiary is an EEA Financial Institution.
(d)
    Section 8.11(a) of the Original Credit Agreement shall be amended and restated to read in its entirety as follows:
(a)    The Borrower at its sole expense will, and will cause the Parent and each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower, the Parent or any Subsidiary, as the case may be, in the Loan Documents, including Notes (and to deliver a Note to any Lender at its request), or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith. Borrower does hereby grant Administrative Agent a special power of attorney to act in the name, place and stead of Borrower for the purpose of taking any and all actions requested by Administrative Agent to be taken by Borrower and the other Loan Parties pursuant to this Section 8.11(a). The special power of attorney herein granted may be exercised any time after the expiration of 15 days after a request made by Administrative Agent for an action under this Section 8.11(a) has not been taken or made; provided, however, so long as no Event of Default exists, if and for so long as Borrower, Parent or any other Loan Party is diligently pursuing such requested action the Administrative Agent shall refrain from utilizing such power of attorney without Borrower’s written consent. Borrower recognizes that such power of attorney is in favor of Administrative Agent and is coupled with an interest under this Agreement and, thus, irrevocable as long as this Agreement is in force and effect. All Persons dealing with Administrative Agent, or any officer thereof, or any substitute, shall be fully protected in treating the powers and authorities conferred by this Section as continuing in full force and effect until advised by Administrative Agent of the occurrence of the termination of all of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations), the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made), and the expiration or termination of all Secured Swap Agreements (other than Secured Swap Agreements and Secured Treasury Management Agreement as to which other arrangements satisfactory to the Swap Lender or Treasury Management Bank, as applicable, shall have been made).
(e)
    Each reference to "80%" occurring in the fourth, seventh and thirteenth lines of Section 8.14(a) of the Original Credit Agreement shall be replaced with a reference to "95%".
(f)
    Section 9.04(b) of the Original Credit Agreement shall be amended by (i) deleting the "or" at the end of clause (ii) thereof and replacing the "." at the end of clause (iii) with "; or", and (ii) adding the following clause (iv) at the end thereof to read in its entirety as follows:
(iv)    prior to the date that is one year after the Maturity Date, call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes, provided that Borrower may refinance or repurchase such Senior Notes with the proceeds of other Senior Notes or Second Lien Debt issued in accordance with Section 9.02(i) or (j), as applicable, if (A) no Default or Event of Default has occurred and is continuing or would exist after giving effect to such refinancing, (B) after giving effect to such refinancing, the amount of Available Funds is not less than 10% of the Aggregate Commitments, (C) all prepayments required hereunder have been made and (D) no Borrowing Base Deficiency exists after giving effect to such refinancing; provided, however, that notwithstanding any of the requirements of this clause (iv), so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would exist after giving effect to such Redemption, the Borrower, the Parent and any other Loan Party may at any time call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes with proceeds of any equity issuance or contribution received by the Parent or any other Loan Party.
(g)
    Section 9.05(h) of the Original Credit Agreement shall be amended by (i) deleting the "and" at the end of clause (iii) and replacing the "." at the end of clause (iv) with ", and", and (ii) adding a new clause (v) at the end thereof to read in its entirety as follows:
"(v) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would exist after giving effect to such Investment."
(h)
    Section 10.01(q)(iii) is amended by adding the phrase "or the Second Lien Debt or any other Liens permitted under Section 9.03" immediately after the phrase "under this Agreement".
(i)
    Section 10.01 shall be amended by adding the following clause (s) at the end thereof to read in their respective entireties as follows:
(s)    Any Loan Party makes any payment of principal, accrued interest, fees, expense reimbursements or other amounts under or with respect to any Senior Notes or Second Lien Debt when (A) a Default or Event of Default has occurred and is continuing or would exist after giving effect to such payment, or (B) with respect to payments made on or after September 15, 2016, after giving pro forma effect to such payment, Borrower's Liquidity is less than $50,000,000.
(j)
    Section 10.02(a) shall be amended by adding the following sentence at the end thereof:
Administrative Agent, as a matter of right and without regard to the sufficiency of the Collateral, and without any showing of insolvency, fraud or mismanagement on the part of any Loan Party, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to, and Borrower agrees not to contest, and not to permit any other Loan Party to contest, the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of the income, rents, issues and profits thereof.
(k)
    The reference to "80%" occurring in the twenty-third line of Section 12.02(b) of the Original Credit Agreement shall be replaced with a reference to "95%".
(l)
    Article XII of the Original Credit Agreement shall be amended by adding a new Section 12.23 thereto in proper order to read in its entirety as follows:
Section 12.23    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
4.
    Borrowing Base.
(a)
    As of the Effective Date, pursuant to Section 2.07(b) of the Credit Agreement, the Borrowing Base is reduced to $1,325,000,000, and each Lender's Commitment is reduced to the amount set forth opposite such Lender's name on Annex I attached hereto. The Credit Agreement is deemed amended by replacing Annex I thereto with Annex I attached to this Agreement. The foregoing adjustment of the Borrowing Base and Commitments constitutes the Scheduled Redetermination under Section 2.07(b) of the Credit Agreement for the Spring of 2016, and this Amendment constitutes the New Borrowing Base Notice with respect to such Scheduled Redetermination under Section 2.07(d) of the Credit Agreement.
(b)
    The Schedule Redetermination pursuant to clause (a) above will result in a Borrowing Base Deficiency in the amount of $103,540,064. Borrower hereby agrees, pursuant to the terms of Section 3.04(c)(ii) of the Credit Agreement, to make principal prepayments in an aggregate amount equal to such Borrowing Base Deficiency in six equal monthly installments of $17,256,677.33 each, with the first such payment due and payable within 30 days of the Effective Date, provided that any payment greater than $17,256,677.33 made in any month will be used to offset future monthly payments in direct order of maturity. The failure of the Borrower to comply with this Section 4(b) shall constitute an Event of Default under Section 10.01(a) of the Credit Agreement.
5.
    Limited Consent and Waiver. Subject to the terms and conditions hereof and upon satisfaction of the conditions set forth in Section 2, the Lenders hereby consent to and waive the requirements of Section 9.01(b) of the Credit Agreement to maintain a ratio of consolidated current assets to consolidated current liabilities of not less than 1.0 to 1.0 solely for the fiscal quarter ending June 30, 2016 (the "Limited Consent").
6.
    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that any representation or warranty that is qualified as to materiality shall be true and correct in all respects) as of such earlier date.
7.
    FATCA Representation. Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Original Credit Agreement, as modified by this Amendment, qualify as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the Effective Date of this Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent's treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower's obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations under the Credit Agreement.
8.
    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties. The Administrative Agent’s and the Lenders’ execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by the Administrative Agent or any such Lender to provide any other or further waivers under the same or similar circumstances in the future. Nothing contained herein shall be deemed a waiver in respect of (or otherwise affect the Administrative Agent’s or the Lenders’ ability to enforce) any Default or Event of Default not explicitly waived by Section 5 hereof.
9.
    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower (i) waives any defense, offset, counterclaim or recoupment with respect thereto and (ii) releases and discharges Administrative Agent and Lenders and their officers, directors, employees, agents, shareholders, affiliates and attorneys (the "Released Parties") from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party, as determined by final non-appealable order of a court of competent jurisdiction. Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.
10.
    Limitation on Agreements. The modifications set forth herein, including the Limited Consent, are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
11.
    Confirmation of Security. Borrower hereby confirms and agrees that all of the Security Instruments which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
12.
    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
13.
    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL.
(a)
    Governing Law. This Amendment and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
(b)
    Submission to Jurisdiction. The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Bank, or any Related Party of the foregoing in any way relating to this Amendment or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York in the Borough of Manhattan, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or the Issuing Bank may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.
(c)
    Waiver of Venue. The Borrower and each other Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.01 of the Original Credit Agreement. Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
(e)
    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
14.
    Time of the Essence. Time is of the essence of this Amendment and the Loan Documents.
15.
    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 1

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
BORROWER:

VANGUARD NATURAL GAS, LLC

By:        /s/ Richard Robert
Name:    Richard Robert
Title:     Executive Vice President and Chief Financial Officer

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-1

ADMINISTRATIVE AGENT:

CITIBANK, N.A.
as Administrative Agent and Issuing Bank

By:        /s/ Jeff Ard
Name:    Jeff Ard
Title:     Vice President

LENDERS:

CITIBANK, N.A.
as a Lender

By:    /s/ Jeff Ard
Name:    Jeff Ard
Title:     Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-2

WELLS FARGO BANK, N.A.
as a Lender

By:        /s/ Catherine Cook
Name:    Catherine Cook
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-3

ABN AMRO CAPITAL USA LLC
as a Lender

By:    /s/ Darrel Holley
Name:    Darrel Holley
Title:    Managing Director

By:    /s/ Elizabeth Johnson
Name:    Elizabeth Johnson
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-4

BANK OF AMERICA, N.A.
as a Lender

By:    /s/ Michael Clayborne
Name:    Michael Clayborne
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-5

BANK OF MONTREAL
as a Lender

By:    /s/ James V. Ducote
Name:    James V. Ducote
Title:    Managing Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-6

BARCLAYS BANK PLC
as a Lender

By:    /s/ Vanessa Kurbatskiy
Name:    Vanessa Kurbatskiy
Title:    Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-7

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH
as a Lender

By:    /s/ Daria Mahoney
Name:    Daria Mahoney
Title:    Authorized Signatory

By:    /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-8

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK
as a Lender

By:    /s/ Dixon Schultz
Name:    Dixon Schultz
Title:    Managing Director

By:    /s/ Michael Willis
Name:    Michael Willis
Title:    Managing Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-9

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as a Lender

By:
Name:
Title:

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-10

DEUTSCHE BANK AG NEW YORK BRANCH
as a Lender

By:    /s/ Dusan Lazarov
Name:    Dusan Lazarov
Title:    Director

By:    /s/ M Tarkington
Name:    M Tarkington
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-11

FIFTH THIRD BANK
as a Lender

By:    /s/ Justin Bellamy
Name:    Justin Bellamy
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-12

ING CAPITAL LLC
as a Lender

By:    /s/ Juli Bieser
Name:    Juli Bieser
Title:    Managing Director

By:    /s/ Scott Lamoreaux
Name:    Scott Lamoreaux
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-13

JPMORGAN CHASE BANK, N.A.
as a Lender

By:    /s/ Darren Vanek
Name:    Darren Vanek
Title:    Executive Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-14

NATIXIS, NEW YORK BRANCH
as a Lender

By:    /s/ Kenyatta B. Gibbs
Name:    Kenyatta B. Gibbs
Title:    Director

By:    /s/ Carlos Quinteros
Name:    Carlos Quinteros
Title:    Managing Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-15

PNC BANK NATIONAL ASSOCIATION
as a Lender

By:    /s/ John Engel
Name:    John Engel
Title:    Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-16

ROYAL BANK OF CANADA
as a Lender

By:    /s/ Don J. McKinnerney
Name:    Don J. McKinnerney
Title:    Authorized Signatory

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-17

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By:    /s/ Ryo Suzuki
Name:    Ryo Suzuki
Title:    General Manager

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-18

THE BANK OF NOVA SCOTIA
as a Lender

By:
Name:
Title:

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-19

CITIZENS BANK, N.A.
as a Lender

By:    /s/ Scott Donaldson
Name:    Scott Donaldson
Title:    Senior Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-20

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:
Name:
Title:

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-21

UBS AG, STAMFORD BRANCH
as a Lender

By:    /s/ Houssem Daly
Name:    Houssem Daly
Title:    Associate Director, Banking Products Services, US

By:    /s/ Darlene Arias
Name:    Darlene Arias
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-22

BRANCH BANKING AND TRUST COMPANY
as a Lender

By:
Name:
Title:

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-23

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:    /s/ Matthew Brice
Name:    Matthew Brice
Title:    Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-24

COMERICA BANK
as a Lender

By:
Name:
Title:

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-25

COMMONWEALTH BANK OF AUSTRALIA
as a Lender

By:    /s/ Sanjay Remond
Name:    Sanjay Remond
Title:    Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-26

MORGAN STANLEY BANK, N.A.
as a Lender

By:    /s/ Kevin Newman
Name:    Kevin Newman
Title:    Authorized Signatory

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-27

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By:    /s/ Kevin Newman
Name:    Kevin Newman
Title:    Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-28

ASSOCIATED BANK, N.A.
as a Lender

By:    /s/ Farhan Iqbal
Name:    Farhan Iqbal
Title:    Senior Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-29

AMEGY BANK NATIONAL ASSOCIATION
as a Lender

By:
Name:
Title:

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-30

WHITNEY BANK
as a Lender

By:    /s/ Liana Tchernysheva
Name:    Liana Tchernysheva
Title:    Senior Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-31

THE HUNTINGTON NATIONAL BANK
as a Lender

By:    /s/ Christopher Renyi
Name:    Christopher Renyi
Title:    Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-32

SUNTRUST BANK
as a Lender

By:    /s/ Janet R. Naifeh
Name:    Janet R. Naifeh
Title:    Senior Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-33

ANNEX I
List of Applicable Percentages and Commitments as of the
Effective Date of the Tenth Amendment to Third Amended and Restated Credit Agreement

	Name of Lender	Applicable Percentage	Commitment
1	Citibank, N.A.	3.908%	$51,778,557.11
2	Wells Fargo Bank, N.A.	4.459%	$59,080,661.32
3	Bank of America, N.A.	3.657%	$48,459,418.84
4	Bank of Montreal	3.657%	$48,459,418.84
5	Barclays Bank PLC	3.657%	$48,459,418.84
6	Credit Agricole Corporate & Investment Bank	3.657%	$48,459,418.84
7	Deutsche Bank AG New York Branch	3.657%	$48,459,418.84
8	JPMorgan Chase Bank, N.A.	3.657%	$48,459,418.84
9	Royal Bank of Canada	3.657%	$48,459,418.84
10	The Bank of Nova Scotia	3.657%	$48,459,418.84
11	Citizens Bank, N.A.	3.657%	$48,459,418.84
12	U.S. Bank National Association	3.657%	$48,459,418.84
13	UBS AG, Stamford Branch	3.657%	$48,459,418.84
14	Fifth Third Bank	3.657%	$48,459,418.84
15	Natixis, New York Branch	3.657%	$48,459,418.84
16	Credit Suisse AG, Cayman Islands Branch	3.657%	$48,459,418.84
17	Sumitomo Mitsui Banking Corporation	3.657%	$48,459,418.84
18	Canadian Imperial Bank of Commerce, New York Branch	3.657%	$48,459,418.84
19	PNC Bank National Association	3.657%	$48,459,418.84
20	ABN AMRO Capital USA LLC	3.657%	$48,459,418.84
21	ING Capital LLC	3.657%	$48,459,418.84
22	Comerica Bank	2.756%	$36,510,521.04
23	Morgan Stanley Bank, N.A.	2.255%	$29,872,244.49
24	Morgan Stanley Senior Funding, Inc.	0.501%	$6,638,276.56
25	Branch Banking and Trust Company	2.756%	$36,510,521.04
26	Capital One, National Association	2.756%	$36,510,521.04
27	Commonwealth Bank of Australia	2.756%	$36,510,521.04
28	Associated Bank, N.A.	2.154%	$28,544,589.18
29	Whitney Bank	1.804%	$23,897,795.59
30	Amegy Bank National Association	1.603%	$21,242,484.97
31	The Huntington National Bank	1.403%	$18,587,174.35
32	SunTrust Bank	1.403%	$18,587,174.35

	TOTAL	100.000%	$1,325,000,000

ANNEX I, Applicable Percentages and Commitments – Page Solo